Exhibit 10.2

GUITTARD®	FIRM
CONTRACT
G971
Since 1868	JAN 19, 2010
GUITTARD CHOCOLATE CO. OF BURLINGAME, CALIFORNIA, AGREES TO SELL, AND

ROCKY MOUNTAIN CHOCOLATE FACTORY
265 TURNER DRIVE	ACCT: 475155
DURANGO, CO 81301	PHONE: 970-247-4943
ATTN: MR. BRYAN MERRYMAN
5
AGREES TO PURCHASE THE FOLLOWING SUBJECT TO THE CONDITIONS INDICATED BELOW:

QTY.	ITEM	PACK	PRICE PER POUND	F.O.B. LOCATION
*	*	*	*	*
Please add:
* for Salt Lake City, UT

WITHDRAWALS TO START NOW	AND TO BE COMPLETED BY JUNE 30, 2010
     At seller’s option withdrawal date may be extended ninety days at an additional charge of one hundred and thirty cents per hundred weight.
     Our terms are 2% ten days, thirty days net, seller’s credit department having the right to determine the amount of open credit during the thirty day period. If buyer fails to fulfill the terms of payment, the seller has the right to defer shipments until such payments are made.
     Should any form of tax be levied by the United States Government, or any political subdivisions, on these items, or on the raw materials contained therein, it shall be assumed and paid for by the buyer.
     Performance of this contract by the seller shall be excused in the event of floods, fires, strike, plant disablement, war, raw material controls, acts of God, or other conditions beyond its control, no matter where such event occurs.
     Buyer will be protected against advance in price, but it is understood and agreed that the above prices are NOT GUARANTEED AGAINST decline.

ACCEPTED BY:	ACCEPTED BY:

ROCKY MTN. CHOCOLATE FACTORY	GUITTARD CHOCOLATE COMPANY
CUSTOMER NAME

/s/ Bryan J. Merryman	/s/ Mark Spini

BUYER

February 9, 2010	January 19, 2010
Date	Date
CUSTOMER COPY
Legend:
*	The material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Commission.
GUITTARD CHOCOLATE COMPANY
Manufacturers of Fine Chocolate and Cocoa Products Since 1868
10 GUITTARD ROAD, BURLINGAME, CA 94010 • P.O. BOX 4308, BURLINGAME, CA 94011-4308
(650) 697-4427 • (800) 468-2462 • www.guittard.com